Earnings Per Share	6 Months Ended
Jun. 30, 2025
Earnings Per Share [Abstract]
EARNINGS PER SHARE

12 EARNINGS PER SHARE

Since the Group was in a loss position for the periods ended June 30, 2025, and 2024, basic net loss per share was the same as diluted net income per share for the periods presented. The following table presents the calculation of basic and diluted net loss per share attributable to common stockholders for the periods ended June 30, 2025, and 2024.

	2025	2024
Numerator:
Net loss attributable to common stockholders	(19,278,511)	(21,868,930)

Denominator:
Basic and diluted weighted-average shares outstanding	73,957,742	57,818,937

Loss per share:
Basic and diluted loss per share	(0.26)	(0.38)

In the current period, the calculation of basic and diluted net loss per share also reflects the impact of treasury shares, which have been deducted from the total number of outstanding shares. Treasury shares are excluded from the weighted-average number of shares outstanding for both basic and diluted EPS.

Securities (including those issuable pursuant to contingent stock agreements) that could potentially dilute basic EPS in the future that were not included in the computation of diluted EPS because to do so would have been antidilutive for the period(s) presented. Full disclosure of the terms and conditions of these securities is required even if a security is not included in diluted EPS in the current period.

The following potentially dilutive outstanding securities were excluded from the computation of diluted net loss per share because their effect would have been anti-dilutive for the periods presented:

	June 30,	June 30,
	2025	2024

Stock options	2,394,840	691,916